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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): APRIL 1, 1997

                               FORE SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

         DELAWARE                     0-24156                 25-1628117
(State or other jurisdiction        (Commission              (IRS Employer
     of incorporation)              File Number)          Identification No.)

            1000 FORE DRIVE, WARRENDALE, PA                    15086-7502
        (Address of principal executive offices)               (Zip code)

Registrant's telephone number, including area code: 412-742-4444


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Item 5.  Other Events.

                  On April 1, 1997, FORE Systems, Inc. (the "Registrant") issued a press release announcing preliminary financial results for its fourth fiscal quarter ended March 31, 1997, a copy of which is attached hereto as
Exhibit 99 and is incorporated herein in its entirety.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)      Not applicable.

                  (b)      Not applicable.

                  (c) Exhibits. The following exhibits are filed as part of this Current Report on Form 8-K:


                            Description                            Exhibit No.
                            -----------                            -----------
                  Press release dated April 1, 1997                     99



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                                   SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              FORE Systems, Inc.

Date:  April 21, 1997                         By:   /s/ ERIC C. COOPER
                                                  --------------------------
                                                  Eric C. Cooper
                                                  Chairman and Chief
                                                  Executive Officer



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                                 EXHIBIT INDEX


    Exhibit
    Number                             Description
    -------                            -----------

      99                  Press release dated April 1, 1997